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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): MARCH 8, 2004
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                          STANDARD MOTOR PRODUCTS, INC.
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             (Exact name of registrant as specified in its chapter)


         NEW YORK                         1-4743                11-1362020
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(State of other jurisdiction)          (Commission         (IRS Employer
   of incorporation)                   File Number)        Identification No.)


     37-18 NORTHERN BLVD., LONG ISLAND CITY, N.Y.             11101
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       (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (718) 392-0200
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 8, 2004, Standard Motor Products, Inc. issued a press release announcing its financial results for the three months ended and for the year ended December 31, 2003. A copy of such press release is attached as Exhibit
99.1 hereto and incorporated herein by reference.

 The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STANDARD MOTOR PRODUCTS, INC.


                                By:/S/ JAMES J. BURKE
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                                James J. Burke
                                Vice President Finance, Chief Financial Officer

Date: March 9, 2004

EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

99.1              Press Release, dated March 8, 2004, announcing
                  Standard Motor Products, Inc.'s financial results for the three months ended and for the year ended
                  December 31, 2003.